Basis of Presentation and General Information	12 Months Ended
Feb. 29, 2012
Basis Of Presentation and General Information [Abstract]
Basis of Presentation and General Information:

1.    Basis of Presentation and General Information:

The accompanying financial statements include the accounts of AllShips Ltd. (the "Company") which was incorporated in Bermuda on March 24, 1998 under the name of Omninet International Ltd and was renamed to AllShips Ltd. on March 18, 2005. The Company has no operations.

On December 22, 2008, the Company was redomiciled to the Marshall Islands. The Company's common stock was previously eligible for trading on the pink sheets under the symbol "OMILF.PK" until October 10, 2008. The Company is still exploring new ticker symbol options as well as engaging in a market maker.